UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 21, 2016

CTS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(1.R.S. Employer Identification No)

1142 W. Beardsley Ave.
Elkhart, Indiana	46514
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (574) 523-3800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)
☐Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act ( 17 CFR 240. l 4d2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 7.01 Regulation FD Disclosure.

The investor presentation included as Exhibit 99.1 to this report may be presented at meetings with investors, analysts, and others, in whole or in part and possibly with modifications, during the fiscal year ending December 31, 2016.

The investor presentation includes financial information not prepared in accordance with generally accepted accounting principles (“GAAP”). A reconciliation of the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with generally accepted accounting principles, as required by Regulation G, is included in the investor presentation and is also available on our website at www.ctscorp.com. The Company believes that the non-GAAP financial measures provide investors additional ways to view our operations which we believe provide a more complete understanding of our business than could be obtained absent these disclosures. We believe the non-GAAP financial measures also provide investors a useful tool to assess shareholder value.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the investor presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit    Description
99.1    Investor Presentation dated March 21, 2016
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2016     CTS CORPORATION

By:	/s/ Ashish Agrawal
Ashish Agrawal
Vice President, Chief Financial Officer